SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2003

                        SANCHEZ COMPUTER ASSOCIATES, INC.
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               (Exact Name of Registrant as Specified in Charter)

Pennsylvania                            0-21705                 23-2161560
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
  of Incorporation)                   File Number)           Identification No.)

 40 Valley Stream Parkway, Malvern, PA                             19355
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (610) 296-8877


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements.

            None

      (b)   Pro Forma Financial Information.

            None

      (c)   Exhibits

            99.1 Press Release dated October 28, 2003

Item 12. Results of Operations and Financial Condition

      On October 28, 2003, Sanchez Computer Associates, Inc. issued a press release announcing its results for the three and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit
      99.1 to this Form 8-K and is incorporated herein by reference.

      The press release attached as Exhibit 99.1 to this Current Report on Form 8-K includes both financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as a non-GAAP financial measure. The non-GAAP financial measure is the earnings from operations excluding the non-cash impairment charge incurred in the third fiscal quarter of 2003. This financial measure is presented because management believes that such a non-GAAP financial measure is a meaningful indicator of the Company's operating performance and useful for investors in assessing such performance because it excludes an amount that is not necessarily related to normal operating results. Similarly, management uses this non-GAAP measure in connection with evaluating ongoing operations, projecting future performance and internally comparing the results from this period to results from other periods. You should not consider this financial measure in isolation from, or as a substitute for, other financial data prepared in accordance with GAAP.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 28, 2003                        SANCHEZ COMPUTER ASSOCIATES, INC.

                                               By: /s/ Todd A. Pittman
                                                   -----------------------------
                                                   Todd A. Pittman,
                                                   Sr. Vice President
                                                   and Chief Financial Officer

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                                  EXHIBIT INDEX

      DOCUMENT

99.1  Press Release dated October 28, 2003


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